Exhibit 10(d)(2)
                        IMPERIAL HOLLY CORPORATION

                 SCHEDULE OF CHANGE OF CONTROL AGREEMENTS


Name                                               Title
____________________                      _________________________________

R. E. Henderson                           Vice President and Treasurer

W. M Krocak                               Vice President, Human Resources

B. T. Harrison                            Vice President, Refinery Operations

H. P. Mechler                             Controller

O. W. Meyers, III                         Vice President, Corporate Finance

R. F. Silva                               Vice President, Product Development

P. C. Carrothers                          Senior Vice President, Logistics

W. J. Anderson                            Vice President, Engineering Services